EXHIBIT 99

                             COLLATERAL TERM SHEET






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All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus supplement.

                                                                October 6, 2003

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                       Preliminary Collateral Term Sheet
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                           $733,712,000 (Approximate)
                        GSR Mortgage Loan Trust 2003-10
                    GS Mortgage Securities Corp., Depositor
               Mortgage Pass-Through Certificates, Series 2003-10

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                  Features of the Transaction                                               Key Terms
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
                                                                   Depositor:               GS Mortgage Securities Corp.
o     Offering consists of senior securities totaling
      $733,712,000 expected to have ratings of AAA by Moody's,     Servicer:                Wells Fargo Home Mortgage, Inc.
      and S&P.
                                                                   Trustee/Custodian:       JPMorgan Chase Bank
o     Credit support for the certificates is provided through a
      senior/subordinated, shifting interest structure. The        Servicing/Trustee Fee:   37.5/0.25 bps
      expected amount of credit support for the senior
      certificates is 2.45% in the form of subordination.          Distribution Date:       25th day of the month or the following
                                                                                            Business Day
o     Collateral consists of 10/1 hybrid adjustable rate, first
      lien, 1-4 family, residential mortgage loans (the "Mortgage  Record Date:             Last business day of the Interest
      Loans") originated or purchased by Wells Fargo Home                                   Accrual period for such certificates
      Mortgage, Inc.
                                                                   Prepayment Assumption:   25% CPR
o     Five-year subordinate certificate prepayment lock-out. If,
      within the first 36 months, the credit support to the        Interest Accrual:        30/360 basis for all classes of
      senior certificates is two times the original credit                                  certificates
      support percentage, then the subordinate certificates would  Servicer Advancing:      Yes, subject to recoverability
      be entitled to 50% of their pro rata share of principal
      prepayment proceeds, subject to certain loss and             Compensating Interest:   To the extent of the aggregate monthly
      delinquency criteria. If, after the first 36 months, the                              servicing fee
      credit support is two times the original credit support
      percentage, then the subordinate certificates would be       Optional Call:           10% optional termination provision
      entitled to 100% of their pro rata share of principal
      prepayment proceeds.                                         Rating Agencies:         Senior certificates - Moody's and S&P.

o     The subordinate certificates will be cross-collateralized    Minimum Denomination:    Senior certificates - $25,000
      by all collateral groups if applicable.                                               Interest only certificates - $5,000,000

-----------------------------------------------------------------  Legal Investment:        All certificates offered by this term
                                                                                            sheet are expected to be SMMEA eligible
                           Time Table                                                       at settlement
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Expected Settlement:                            October 30, 2003   ERISA Eligible:          Underwriter's exemption is expected to
Cut-off Date:                                    October 1, 2003                            apply to all offered certificates,
First Distribution Date:                       November 25, 2003                            however, prospective purchasers should
                                                                                            consult their own counsel

                                                                   Tax Treatment:           All offered certificates represent
                                                                                            REMIC regular interests
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
                                         Collateral Description(1)                                 Group I
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                    Scheduled Principal Balance:                                                        $752,139,933
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                    Number of Mortgage Loans:                                                                  1,431
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                    Average Scheduled Principal Balance:                                                    $525,600
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                    Weighted Average Gross Coupon:                                                             5.16%
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                    Weighted Average Net Coupon:                                                               4.78%
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                    Weighted Average Stated Remaining Term (months):                                             356
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                    Weighted Average Seasoning (months):                                                           4
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                    Weighted Average Months to Roll:                                                             116
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                    Weighted Average Amortized Current LTV                                                     63.0%
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                    Weighted Average Gross Margin:                                                             2.75%
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                    Weighted Average Net Margin:                                                               2.37%
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                    Weighted Average Initial Rate Cap:                                                         5.00%
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                    Weighted Average Periodic Rate Cap:                                                        2.00%
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                    Weighted Average Life Cap:                                                                 5.00%
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                    Weighted Average Gross Maximum Lifetime Rate:                                             10.16%
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                    Weighted Average FICO Score:                                                                 739
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                    California:                                                                                45.5%
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                    Owner Occupied:                                                                            95.3%
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                    Cash-out refis:                                                                            13.5%
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                    Single Family:                                                                             91.7%
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                    (1) October 1, 2003 scheduled balances
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This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the
SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs &
Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.